EXHIBIT 32.2

CERTIFICATION OF INTERIM PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kathryn McCarthy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Geeknet, Inc. on Form 10-Q for the quarter ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Geeknet, Inc.

May 8, 2013	By:	/s/ Kathryn K. McCarthy

	Name:	Kathryn K. McCarthy
	Title:	Interim Principal Financial Officer